                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     / /  Preliminary Proxy Statement

     / /  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))

     / /  Definitive Proxy Statement

     / /  Definitive Additional Materials

     /X/  Soliciting Material Under Rule 14a-12

                         FRIENDLY ICE CREAM CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                               THE LION FUND L.P.
                              BIGLARI CAPITAL CORP.
                              WESTERN SIZZLIN CORP.
                                 SARDAR BIGLARI
                                PHILIP L. COOLEY
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     / /  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     / /  Fee paid previously with preliminary materials:

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     / /  Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

                                        2

         The  Lion  Fund  L.P.  (the  "Lion  Fund"),  together  with  the  other participants  named herein,  is filing materials  contained in this Schedule 14A with the  Securities  and Exchange  Commission  ("SEC") in  connection  with the anticipated  solicitation  of  proxies  for  the  election  of two  nominees  as directors at the 2007 annual meeting of stockholders  (the "Annual  Meeting") of
Friendly Ice Cream Corporation  ("Friendly").  The Lion Fund has not yet filed a proxy statement with the SEC with regard to the Annual Meeting.

         Item 1:  Sardar  Biglari  intends to mail the  following  letter to the shareholders of Friendly:

                               THE LION FUND, L.P.
                        9311 SAN PEDRO AVENUE, SUITE 1440
                            SAN ANTONIO, TEXAS 78216
                            TELEPHONE (210) 344-3400
                               FAX (210) 344-3411

SARDAR BIGLARI, CHAIRMAN

                                 January 8, 2007

Dear Fellow Shareholder:

         On January 2, 2007, Donald Smith, Chairman of Friendly Ice Cream Corp.,
issued  another  letter that we believe was intended to misinform  you. I am not surprised:  Mr.  Smith and the board will take any action  necessary  that would divert your attention from the company's dismal  performance.  Mr. Smith,  along with the board,  has failed to create  shareholder  value since  Friendly's went public a decade ago at $18 per share.

         In his letter, Mr. Smith neglects to tell shareholders that we recently proposed just one change to Friendly's corporate governance -- to declassify the staggered  board -- but the board rejected our idea of putting the suggestion to shareholder  vote;  instead  it opted  to  protect  its  interests,  not  yours.
Shareholders are the true owners of Friendly's; consequently, they should decide whether or not an entrenched board is good policy.  Clearly,  the board does not want to be held accountable.

         We believe the board will continue to make decisions to protect its own best interests at the expense of the  shareholders'  well-being.  The cost of an entrenched board imposes a heavy burden on Friendly's value.  Since we disclosed our  large  ownership  in the  company,  its  stock  price  has risen to a level reflecting  the  expectation  that  positive  change is in the offing.  While we cannot  promise future  returns,  we can guarantee we will do our best to create shareholder value by seeking to institute corporate governance reform,  improved operational  performance,  and improved  financial  performance -- all revisions which promote the right behavior -- thereby putting the shareholders first.

         Furthermore,  we are  seeking  just two  board  seats to serve the best interests  of all  shareholders.  We  don't  want  unequal  footing  with  other shareholders.  Mr. Smith does.  For  instance,  he is permitted to purchase more than 15% of the company  without  triggering the company's  "poison pill" rights plan.  We will  continue  to share  with you other  decisions  made by the board designed  to  provide  immunity  not  accountability,  and  in  the  process  to disenfranchise us shareholders.

         We lack  confidence in the current board but have  confidence  that you will  support  our  position  when we seek  your  votes  to  bring  much  needed independent thought and demanding, impartial financial discipline.

                                                 Sincerely,

                                                 /s/ Sardar Biglari
                                                 -------------------------------
                                                 Sardar Biglari

         Enclosure:  my public  statement  of January 2, 2007  communicating  my thoughts regarding the board's proposal and our position

THIS  COMMUNICATION  IS NOT A  SOLICITATION  OF A PROXY  WHICH  MAY BE DONE ONLY
PURSUANT TO A DEFINITIVE PROXY  STATEMENT.  STOCKHOLDERS ARE ADVISED TO READ THE
PROXY  STATEMENT AND OTHER DOCUMENTS  RELATED TO THE  SOLICITATION OF PROXIES BY
THE LION FUND L.P., BIGLARI CAPITAL CORP., WESTERN SIZZLIN CORP., SARDAR BIGLARI
AND PHILIP L. COOLEY FROM THE  STOCKHOLDERS  OF FRIENDLY ICE CREAM  CORPORATION,
FOR USE AT ITS 2007 ANNUAL MEETING OF  STOCKHOLDERS  WHEN THEY BECOME  AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT  INFORMATION.  WHEN COMPLETED,  A DEFINITIVE
PROXY  STATEMENT AND A FORM OF PROXY WILL BE MAILED TO  STOCKHOLDERS OF FRIENDLY
ICE CREAM  CORPORATION  AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND
EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.  IN ADDITION, COPIES OF THE
PROXY  STATEMENT  AND OTHER  DOCUMENTS  WILL BE  PROVIDED  WITHOUT  CHARGE  UPON
REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO OUR PROXY SOLICITOR, MORROW &
CO., INC. AT ITS TOLL-FREE NUMBER (800) 607-0088.  THE PARTICIPANTS IN THE PROXY
SOLICITATION  ARE  ANTICIPATED TO BE THE LION FUND L.P.,  BIGLARI CAPITAL CORP.,
WESTERN SIZZLIN CORP., SARDAR BIGLARI AND PHILIP L. COOLEY (THE "PARTICIPANTS").
INFORMATION  REGARDING  THE  PARTICIPANTS,  INCLUDING  THEIR  DIRECT OR INDIRECT
INTERESTS,  BY SECURITY HOLDINGS OR OTHERWISE,  IS CONTAINED IN THE SCHEDULE 13D
FILED BY THEM WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 7, 2006 WITH
RESPECT TO FRIENDLY ICE CREAM  CORPORATION,  AS AMENDED.  THAT  SCHEDULE 13D, AS
AMENDED,  IS  CURRENTLY  AVAILABLE AT NO CHARGE ON THE  SECURITIES  AND EXCHANGE
COMMISSION'S WEBSITE AT  HTTP://WWW.SEC.GOV.  AS OF JANUARY 8, 2007, EACH OF THE
PARTICIPANTS  MAY BE DEEMED TO BENEFICIALLY OWN 1,182,488 SHARES OF COMMON STOCK
OF FRIENDLY ICE CREAM CORPORATION. EACH OF THE PARTICIPANTS DISCLAIMS BENEFICIAL
OWNERSHIP  OF SUCH  SHARES  EXCEPT TO THE EXTENT OF HIS/ITS  PECUNIARY  INTEREST
THEREIN.

PRESS RELEASE

  SARDAR BIGLARI ISSUES STATEMENT; LION FUND GROUP AND FRIENDLY ICE CREAM CORP.
                    UNABLE TO REACH AGREEMENT ON BOARD SEATS

ROANOKE, Va., Jan. 2 /PRNewswire-FirstCall/  -- Sardar Biglari,  Chairman of The
Lion Fund, L.P. and Western  Sizzlin Corp.  (OTC Bulletin  Board:  WSZL - News),
issued the following statement:

On September 20, 2006, we asked the Friendly Ice Cream Corp.  (Amex: FRN - News)
for two  board  seats  in  order  for us to  serve  the  best  interests  of all shareholders.  Three months later,  on December 20, 2006, the company offered us two board seats with a major restriction which would limit our ability to act in the best interests of the company's stockholders. In light of the company's poor performance  and total  disregard  for proper  corporate  governance,  we cannot accept restrictions on our ability to hold the existing board and its management accountable for the company's performance.  Nevertheless,  on December 21, 2006, we informed the company  that we would  accept its offer,  but only if the board agreed to place a binding management  proposal on the 2007 annual meeting agenda to  declassify  the board,  that is, to make the  election of the entire board a yearly  occurrence.  This change would  represent a  significant  start  towards improving  the  corporate  governance  of  the  company  and  making  the  board answerable to the stockholders, the true owners of the company.

Research  indicates  that a classified  board  diminishes the value of a company
because  that  system  obstructs  directors'   accountability  to  shareholders.
Unfortunately,  earlier  today,  the board rejected our  recommendation  with no clear  explanation of its refusal to declassify  the staggered  board -- another marker of its poor business judgment.

The cost of an entrenched board is weighing heavily on Friendly's  value. If the board were concerned about acting in the best interest of shareholders, it would have already  acted on our previous  request to grant us two board seats without restrictions,  or the board would have  accepted our  recommendation  to put the declassification of the board to a binding shareholder  proposal.  Either action would have avoided a costly and distracting proxy battle, which as a last resort we are now forced to wage.  We are  confident  that  stockholders  will  support constructive  change  when we seek  their  votes in 2007 to elect  our  director nominees. No rhetoric can overcome the record of this board. We own; we care.

THIS  COMMUNICATION  IS NOT A  SOLICITATION  OF A PROXY  WHICH  MAY BE DONE ONLY
PURSUANT TO A DEFINITIVE PROXY  STATEMENT.  STOCKHOLDERS ARE ADVISED TO READ THE
PROXY  STATEMENT AND OTHER DOCUMENTS  RELATED TO THE  SOLICITATION OF PROXIES BY
THE LION FUND L.P., BIGLARI CAPITAL CORP., WESTERN SIZZLIN CORP., SARDAR BIGLARI
AND PHILIP L. COOLEY FROM THE  SHAREHOLDERS  OF FRIENDLY ICE CREAM  CORPORATION,
FOR USE AT ITS 2007 ANNUAL MEETING OF  STOCKHOLDERS  WHEN THEY BECOME  AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT  INFORMATION.  WHEN COMPLETED,  A DEFINITIVE

PROXY  STATEMENT AND A FORM OF PROXY WILL BE MAILED TO  STOCKHOLDERS OF FRIENDLY
ICE CREAM  CORPORATION  AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND
EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.  IN ADDITION, COPIES OF THE
PROXY  STATEMENT  AND OTHER  DOCUMENTS  WILL BE  PROVIDED  WITHOUT  CHARGE  UPON
REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO OUR PROXY SOLICITOR, MORROW &
CO., INC. AT ITS TOLL-FREE NUMBER (800) 607-0088.  THE PARTICIPANTS IN THE PROXY
SOLICITATION  ARE  ANTICIPATED TO BE THE LION FUND L.P.,  BIGLARI CAPITAL CORP.,
WESTERN SIZZLIN CORP., SARDAR BIGLARI AND PHILIP L. COOLEY (THE "PARTICIPANTS").
INFORMATION  REGARDING  CERTAIN OF THE  PARTICIPANTS,  INCLUDING THEIR DIRECT OR
INDIRECT  INTERESTS,  BY SECURITY  HOLDINGS OR  OTHERWISE,  IS  CONTAINED IN THE
SCHEDULE 13D FILED BY THEM WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST
7, 2006 WITH  RESPECT  TO  FRIENDLY  ICE CREAM  CORPORATION,  AS  AMENDED,  MOST
RECENTLY ON DECEMBER  18,  2006.  THAT  SCHEDULE  13D, AS AMENDED,  IS CURRENTLY
AVAILABLE AT NO CHARGE ON THE  SECURITIES AND EXCHANGE  COMMISSION'S  WEBSITE AT
HTTP://WWW.SEC.GOV.  AS OF  JANUARY  2, 2007,  EACH OF THE  PARTICIPANTS  MAY BE
DEEMED TO  BENEFICIALLY  OWN  1,182,388  SHARES OF COMMON  STOCK OF FRIENDLY ICE
CREAM CORPORATION.  EACH OF THE PARTICIPANTS  DISCLAIMS  BENEFICIAL OWNERSHIP OF
SUCH SHARES EXCEPT TO THE EXTENT OF HIS/ITS PECUNIARY INTEREST THEREIN.

Source: Western Sizzlin Corp.

                                     *   *   *   *

                 CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

         The  Lion  Fund  L.P.  (the  "Lion  Fund"),  together  with  the  other participants  named  herein,  intends  to make a  preliminary  filing  with  the
Securities  and  Exchange  Commission  ("SEC")  of  a  proxy  statement  and  an accompanying  proxy card to be used to  solicit  votes for the  election  of its director  nominees at the 2007 annual  meeting of  stockholders  of Friendly Ice
Cream Corporation, a Massachusetts corporation (the "Company").

         THE LION FUND ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY
STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME  AVAILABLE  BECAUSE THEY WILL
CONTAIN  IMPORTANT  INFORMATION.  SUCH PROXY  MATERIALS  WILL BE AVAILABLE AT NO
CHARGE  ON  THE  SEC'S  WEB  SITE  AT   HTTP://WWW.SEC.GOV.   IN  ADDITION,  THE
PARTICIPANTS  IN THE  PROXY  SOLICITATION  WILL  PROVIDE  COPIES  OF  THE  PROXY
STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO
THE PARTICIPANTS' PROXY SOLICITOR,  MORROW & CO., AT ITS TOLL-FREE NUMBER: (800)
607-0088.

         The  participants in the proxy  solicitation  are anticipated to be The
Lion Fund L.P., a Delaware limited  partnership,  Biglari Capital Corp., a Texas corporation,  Western Sizzlin Corp., a Delaware corporation,  Sardar Biglari and
Philip L. Cooley (the "Participants").

         Each of the  Participants  may be deemed to be the beneficial  owner of
1,182,488 shares of Common Stock of the Company.  The Participants  specifically disclaim  beneficial  ownership  of such  shares of Common  Stock  except to the extent of their pecuniary interest therein.